UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2008

MISCOR Group, Ltd.
(Exact name of registrant as specified in its charter)

Indiana	333-129354	20-0995245
(State or other jurisdiction of incorporation)	(CommissionFile Number)	(IRS EmployerIdentification No.)

1125 South Walnut Street, South Bend, Indiana		46619
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (574) 234-8131

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement;
Item 2.01  Completion of Acquisition or Disposition of Assets; and
Item 3.02  Unregistered Sales of Equity Securities.

Acquisition of American Motive Power, Inc.

On January 16, 2008, MISCOR Group, Ltd., an Indiana corporation (“MISCOR”), acquired all of the issued and outstanding capital stock of American Motive Power, Inc., a Nevada Corporation (“AMP”), pursuant to the AMP Stock Purchase Agreement dated January 16, 2008 (the “AMP Purchase Agreement”), by and among MISCOR and Lawrence Mehlenbacher (“Mehlenbacher”), Joseph Fearon (“Fearon”), Thomas Coll (“Coll”), Richard Rizzieri (“Rizzieri”), and Gary Walsh (“Walsh” and, collectively with Mehlenbacher, Fearon, Coll and Rizzieri, the “Shareholders”).  AMP is engaged in the business of repairing, remanufacturing, and rebuilding locomotive engines as well as providing related goods and services to the railroad industry.

The purchase price for the capital stock of AMP was $11,000,000, payable as follows: (i) $7,500,000 was paid in cash at closing directly to various creditors of AMP, some of which are affiliated with Mehlenbacher, in satisfaction of the debt owed to them; and (ii) subject to the condition described below, the balance will be paid to Mehlenbacher, as a creditor of AMP, in satisfaction of the debt owed to him, by the issuance to Mehlenbacher of 253,623 shares of MISCOR common stock (the “Mehlenbacher Shares”) valued for purposes of the transaction at $13.80 per share (which is the average of the closing prices reported for the five trading days immediately preceding the closing of the transaction).  The Mehlenbacher Shares will be issued following and subject to approval by MISCOR’s shareholders of an amendment to MISCOR’s Amended and Restated Articles of Incorporation to increase the number of shares of common stock that it is authorized to issue.  This amendment is expected to be considered by shareholders at a meeting scheduled to be held February 7, 2008.

The Mehlenbacher Shares have not been and will not be registered under the Securities Act of 1933, as amended (the “Act”), in reliance on the exemption from such registration requirements provided by Section 4(2) of the Act, relating to offers of securities by an issuer not involving any public offering, and Rule 506 of Regulation D promulgated under the Act.  The Mehlenbacher Shares, if and when issued, may not be offered or sold in the United States absent registration under the Act or absent an applicable exemption from such registration requirements.

The AMP Purchase Agreement provides for an adjustment to the purchase price in the event that the closing working capital of AMP is above or below certain benchmarks.  Under this adjustment, the purchase price may be decreased up to $350,000 or increased up to $500,000 based on the closing working capital of AMP.  Any working capital adjustment to the purchase price would be payable in cash.  At closing, the purchase price was reduced $135,000 based on the estimated working capital at that time. Further adjustments may be made in accordance with the AMP Purchase Agreement.

MISCOR financed the cash portion of the purchase price through borrowings under its $15 million credit facility with Wells Fargo Bank, National Association.  Financial terms of the Wells Fargo credit facility have been previously reported by MISCOR by the filing of a Current Report on Form 8-K with the Commission.

As part of the acquisition transaction described above, AMP entered into a Lease Agreement dated January 16, 2008, with Dansville Properties, LLC, which is controlled by Mehlenbacher.  Under the Lease Agreement, AMP will lease as tenant its principal operating facility, receiving building, office space, and railroad spurs located in North Dansville, New York.  The initial term of the Lease Agreement expires December 31, 2014, and AMP has the option to renew the term of the Lease Agreement for two consecutive five-year terms.  A copy of the Lease Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Also as part of the acquisition transaction, AMP entered into a Mutual Services Agreement dated January 16, 2008 (the “Mutual Services Agreement”) with Dansville Properties, LLC and two other entities affiliated with Mehlenbacher: LMC Power Systems, Inc. and LMC Industrial Contractors, Inc. (collectively with Dansville Properties, the “LMC Companies”).  Under the terms of the Mutual Services Agreement, the parties have agreed to provide each other certain services, such as metal fabrication services, upon pre-agreed terms and conditions, for a period of three years.  The Mutual Services Agreement also provides that the LMC Companies will provide AMP with a $100,000.00 credit toward services to be performed by the LMC Companies for AMP.  A copy of the Mutual Services Agreement is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated by reference herein.  Additionally, certain amounts owed by AMP to the LMC Companies were forgiven in accordance with the Prior Contract Termination Agreement dated January 16, 2008 (the “Prior Contract Termination Agreement”) among the Shareholders, the LMC Companies, and AMP.  A copy of the Prior Contract Termination Agreement is filed as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated by reference herein.

As a condition to MISCOR’s entering into the AMP Purchase Agreement, each of the Shareholders entered into separate Non-Compete Agreements with MISCOR, each dated January 16, 2008.  Under his Non-Compete Agreement, each Shareholder agrees not to participate directly or indirectly in any business directly competitive to AMP within 1,000 miles of AMP’s Dansville, NY facility for a period of three years.  The term of Shareholder Fearon’s Non-Compete Agreement, however, is unique insofar as the time period of the non-compete covenant will be a period equivalent in length to the time Fearon serves as an independent contractor for AMP following the closing of the acquisition, up to a maximum of three (3) years. The Non-Compete Agreements are filed as Exhibits 10.2 through 10.6 to this Current Report on Form 8-K and are incorporated by reference herein.

The foregoing descriptions of the AMP Purchase Agreement, Mutual Services Agreement, Lease Agreement and Non-Compete Agreements are not complete and are qualified in their entirety by reference to the AMP Purchase Agreement, Mutual Services Agreement, Lease Agreement and Non-Compete Agreements filed as Exhibits to this Current Report on Form 8-K and incorporated by reference herein.

MISCOR issued a press release on January 16, 2008, announcing the completion of the acquisition of AMP.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.  The registrant will file the financial statements of AMP required by this Item by amendment not later than 71 calendar days after the date this report on Form 8-K must be filed.

(b)  Pro forma financial information.  The registrant will file the pro forma financial statements required by this Item by amendment not later than 71 calendar days after the date this report on Form 8-K must be filed.

(d)  Exhibits.

Exhibit No.	Description
2.1*	AMP Stock Purchase Agreement dated January 16, 2008, among MISCOR Group, Ltd., Lawrence Mehlenbacher, Joseph Fearon, Thomas Coll, Richard Rizzieri, and Gary Walsh
10.1	Lease Agreement dated January 16, 2008, between Dansville Properties, LLC and American Motive Power, Inc.
10.2	Non-Compete Agreement dated January 16, 2008, between American Motive Power, Inc. and Lawrence Mehlenbacher
10.3	Non-Compete Agreement dated January 16, 2008, between American Motive Power, Inc. and Richard Rizzieri
10.4	Non-Compete Agreement dated January 16, 2008, between American Motive Power, Inc. and Thomas Coll
10.5	Non-Compete Agreement dated January 16, 2008, between American Motive Power, Inc. and Gary Walsh
10.6	Non-Compete Agreement dated January 16, 2008, between American Motive Power, Inc. and Joseph Fearon
10.7	Mutual Services Agreement dated January 16, 2008 among American Motive Power, Inc., LMC Power Systems, Inc., LMC Industrial Contractors, Inc., and Dansville Properties, LLC
10.8
Prior Contract Termination Agreement dated January 16, 2008 among Lawrence Mehlenbacher, Joseph Fearon, Thomas Coll, Richard Rizzieri, Gary Walsh, LMC Industrial Contractors, Inc., LMC Power Systems, Inc., Dansville Properties, LLC and American Motive Power, Inc.

99.1	Press Release dated January 16, 2008, reporting acquisition of capital stock of American Motive Power, Inc.

*
MISCOR, Group, Ltd. has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K.  MISCOR Group, Ltd. will furnish a copy of any omitted schedule or similar attachment to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISCOR Group, Ltd.
Date: January 23, 2008

	By:	/s/ Richard J. Mullin
Printed Name: Richard J. Mullin
Title: Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description
2.1*	AMP Stock Purchase Agreement dated January 16, 2008, among MISCOR Group, Ltd., Lawrence Mehlenbacher, Joseph Fearon, Thomas Coll, Richard Rizzieri, and Gary Walsh
10.1	Lease Agreement dated January 16, 2008, between Dansville Properties, LLC and American Motive Power, Inc.
10.2	Non-Compete Agreement dated January 16, 2008, between American Motive Power, Inc. and Lawrence Mehlenbacher
10.3	Non-Compete Agreement dated January 16, 2008, between American Motive Power, Inc. and Richard Rizzieri
10.4	Non-Compete Agreement dated January 16, 2008, between American Motive Power, Inc. and Thomas Coll
10.5	Non-Compete Agreement dated January 16, 2008, between American Motive Power, Inc. and Gary Walsh
10.6	Non-Compete Agreement dated January 16, 2008, between American Motive Power, Inc. and Joseph Fearon
10.7	Mutual Services Agreement dated January 16, 2008 among American Motive Power, Inc., LMC Power Systems, Inc., LMC Industrial Contractors, Inc., and Dansville Properties, LLC
10.8
Prior Contract Termination Agreement dated January 16, 2008 among Lawrence Mehlenbacher, Joseph Fearon, Thomas Coll, Richard Rizzieri, Gary Walsh, LMC Industrial Contractors, Inc., LMC Power Systems, Inc., Dansville Properties, LLC and American Motive Power, Inc.

99.1	Press Release dated January 16, 2008, reporting acquisition of capital stock of American Motive Power, Inc.

*
MISCOR Group, Ltd. has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K.  MISCOR Group, Ltd. will furnish a copy of any omitted schedule or similar attachment to the Commission upon request.